UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 2100 Forth Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(817) 334-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

*

Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Services, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) of the Act became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Commitment Agreement

Pursuant to a commitment letter, dated November 5, 2020 (the “Commitment Agreement”), Ascribe III Investment LLC, a Delaware limited liability company (“Ascribe”), as Commitment Party, has provided a commitment to purchase $15.0 million aggregate principal amount of the New Super Priority Notes (as defined below) not otherwise validly subscribed and paid for pursuant to the Rights Offering (as defined below), subject to certain conditions, including the absence of an Event of Default under and as defined in Basic Energy Services, Inc.’s (the “Company”) ABL Credit Agreement, the consummation of the Exchange Offer (as defined below) and the minimum tender condition of 66-2⁄3% in aggregate principal amount of the outstanding Existing 2023 Notes (as defined below) and receipt of consents of the holders constituting at least 66-2⁄3% in aggregate principal amount of the outstanding Existing 2023 Notes relating to the Proposed Amendments (the “Proposed Amendments Condition”). As consideration for the Commitment Party’s commitment, the Commitment Party shall be entitled to receive a cash premium equal to 1.25% of the aggregate principal amount of New Super Priority Notes issued to the Commitment Party pursuant to the Commitment Agreement (the “Commitment Cash Premium”). The Commitment Party will not be entitled to the Commitment Cash Premium if the Exchange Offer is not completed.

The foregoing summary of the Commitment Agreement does not purport to be complete and is qualified in its entirety by reference to the Commitment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

First Amendment to Exchange Agreement

The Company is party to that certain Exchange Agreement, dated March 9, 2020, with Ascribe (the “Exchange Agreement”), which was filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2020 as Exhibit 10.1 to the Company’s Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On November 5, 2020, the Company entered into that certain First Amendment to Exchange Agreement (the “Exchange Agreement Amendment”). The amendments provided for in the Exchange Agreement Amendment shall become effective and operative concurrently with the Proposed Amendments (as defined below) becoming effective and operative. Pursuant to the Exchange Agreement Amendment, if the Company is required to reimburse Ascribe the Make-Whole Reimbursement Amount (as defined in the Exchange Agreement), to the extent the Company is unable to pay such amount in cash, it shall pay in New Super Priority Notes with an aggregate principal amount (rounded to the nearest $1,000) equal to the portion of the Make-Whole Reimbursement Amount that is not paid in cash. In addition, the Company and Ascribe agreed that in no event will the Company be obligated to pay to Ascribe the Make-Whole Reimbursement Amount at any time prior to the earliest of (i) the consummation of the Exchange Offer or (ii) the expiration of the Exchange Offer in accordance with its terms.

The foregoing summary of the Exchange Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Exchange Agreement Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 5, 2020, the Company announced that it commenced a private offer to exchange (the “Exchange Offer”) its outstanding 10.75% Senior Secured Notes due 2023 (the “Existing 2023 Notes”) for newly issued 11.00% Senior Secured Notes due 2025 (the “New Notes”) and provide for a $20.0 million rights offering (the “Rights Offering”) to holders of its Existing 2023 Notes participating in the Exchange Offer to purchase new 9.75% Super Priority Lien Senior Secured Notes due 2025 (“New Super Priority Notes”) to be issued by the Company. The aggregate maximum principal amount of New Notes to be issued in the Exchange Offer will be limited to $80.0 million. In connection with the Exchange Offer, the Company is also soliciting consents (the “Consent Solicitation”) from eligible holders of the Existing 2023 Notes to (1) eliminate substantially all of the covenants, restrictive provisions and events of default and to release the existing subsidiary guarantees of the Existing 2023 Notes, (2) modify the description of the secured obligations under the security documents of the Existing 2023 Notes to reflect the refinancing of the Existing 2023 Notes with the New Notes and (3) cause the Existing 2023 Notes remaining outstanding after the first Settlement Date to be unsecured, without the benefit of any liens on the collateral (the “Proposed Amendments”). The Exchange Offer, Rights Offering and Consent Solicitation are being made upon the terms and subject to the conditions set forth in the offering memorandum, dated November 5, 2020.

The Exchange Offer and Rights Offering is only being made (i) to qualified institutional buyers in the United States as defined in Rule 144A and (ii) outside the United States to persons that are not U.S. persons pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The New Notes, the New Super Priority Notes and the subscription rights related to the Rights Offering have not been registered under the Securities Act or any securities laws of any jurisdiction, and may not be offered or sold within the United States or to U.S. persons (as such terms are defined under the Securities Act) absent an applicable exemption from registration requirements. The Exchange Offer and Rights Offering are not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy the New Notes, the New Super Priority Notes, the subscription rights related to the Rights Offering or the Existing 2023 Notes in the United States or elsewhere.

On November 5, 2020, the Company issued a press release announcing that it has commenced the Exchange Offer, Rights Offering and Consent Solicitation. The full text of the press release is incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, attached as Exhibit 99.2 are certain additional disclosures provided to investors in connection with the Exchange Offer.

The information in this Form 8-K under Item 7.01, including Exhibit 99.1 and 99.2 hereto, is being furnished pursuant Item 7.01 of Form 8-K, and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included in this Current Report on Form 8-K and the furnished exhibits constitute “forward-looking statements.” In particular, they may include statements relating to future actions, strategies, future operating and financial performance, and the Company’s future financial results. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Commitment Agreement, dated November 5, 2020, by and between Basic Energy Services, Inc. and Ascribe III Investments LLC.

10.2	First Amendment to Exchange Agreement, dated November 5, 2020, by and between Basic Energy Services, Inc. and Ascribe III Investments LLC.

99.1	Press release, dated November 5, 2020, announcing commencement of the Exchange Offer, Rights Offering and Consent Solicitation.

99.2	Certain additional information provided in connection with the Exchange Offer, Rights Offering and Consent Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASIC ENERGY SERVICES, INC.

	By:	/s/ Adam L. Hurley
Date: November 5, 2020		Adam L. Hurley
Executive Vice President, Chief Financial Officer, Treasurer and Secretary